UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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IGI Laboratories, Inc.

(Name of Registrant as Specified in Its Charter)

_______________________________________________

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IGI LABORATORIES, INC.
105 Lincoln Avenue
Buena, New Jersey 08310

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2013

To the Stockholders of IGI Laboratories, Inc.,

The Annual Meeting of Stockholders of IGI Laboratories, Inc. will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017, on Wednesday, May 22, 2013, at 10:00 a.m. local time.  The purposes of the 2013 Annual Meeting are as follows:

1.

To elect six directors to serve a one-year term until the 2014 Annual Meeting of Stockholders and until their respective successors have been elected and qualified;

2.

To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to a total of 60,000,000 shares;

3.

To ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2013;

4.

To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement;

5.

To approve, by an advisory vote, the frequency of holding an advisory vote on the compensation of our named executive officers;

6.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on April 9, 2013 as the record date for the Annual Meeting.  Owners of shares of our common stock, Series A Convertible Preferred Stock and Series C Convertible Preferred Stock at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 105 Lincoln Avenue, Buena, New Jersey 08310. All stockholders are cordially invited to attend the Annual Meeting.  A copy of our Annual Report to Stockholders for the year ended December 31, 2012, which contains financial statements and other information of interest to stockholders, is available at the Company’s website noted below.

WE URGE YOU TO VOTE YOUR SHARES PROMPTLY.  TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY.  PLEASE REFER TO THE ENCLOSED PROXY CARD FOR SPECIFIC VOTING INSTRUCTIONS.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2013: The Notice of Annual Meeting, Proxy Statement and 2012 Annual Report to Stockholders are available on our website at:

http://www.igilabs.com/investor-relations/annual-reports

By the order of the Board of Directors,

Jenniffer Collins, Secretary

Buena, New Jersey

May 3, 2013

IGI LABORATORIES, INC.
105 Lincoln Avenue
Buena, New Jersey 08310

PROXY STATEMENT

The Board of Directors is furnishing stockholders this Proxy Statement to solicit proxies to be voted at the 2013 Annual Meeting of Stockholders of IGI Laboratories, Inc. which will be held on Wednesday, May 22, 2013, at 10:00 a.m. local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017.  This Proxy Statement, including the Notice of Annual Meeting of Stockholders and the accompanying proxy card were first mailed or given to our stockholders on or about May 3, 2013.

Each proxy received will be voted as you direct it to be voted.  If you do not indicate on your proxy how you want your vote counted, your proxy will be voted as follows:

•

FOR electing the nominees named below as directors;

•

FOR approving an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to a total of 60,000,000 shares;

•

FOR the ratification of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2013;

•

FOR approving, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement;

•

FOR approving, by an advisory vote, the frequency of holding an advisory vote on the compensation of our named executive officers;

If you are a stockholder of record (that is, your stock was registered directly in your name on the books of our transfer agent, American Stock Transfer and Trust Company on April 9, 2013), you can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Secretary specifying such revocation.  If you hold your shares in “street name” as a beneficial owner (that is, your broker, bank or other nominee held stock in your account and not directly in your name on April 9, 2013), you can revoke your proxy by contacting your broker, bank or other nominee and submitting a later dated voting instruction card.  Votes will be tabulated by American Stock Transfer and Trust Company and the results will be reported at the Annual Meeting.

Holders of our common stock, Series A Convertible Preferred Stock, which we refer to in this Proxy Statement as Series A Preferred Stock, and Series C Convertible Preferred Stock, which we refer to in this Proxy Statement as our Series C Preferred Stock, will vote together as a single class and on an as-converted basis to approve and/or ratify the Proposals specified in this Proxy Statement.

If you complete and properly sign the accompanying proxy card and return it to us, your proxy will be voted as you direct.  If you are a stockholder of record as of the close of business on April 9, 2013, which we refer to in the proxy materials as the Record Date, and attend the Annual Meeting, you may deliver your completed proxy card in person, vote in person at the Annual Meeting (proxy cards will be available at the Annual Meeting for that purpose), or revoke a previously submitted proxy and complete a new proxy.

However, if you hold your shares in “street name” as a beneficial owner, your broker may vote your shares on your behalf unless you have previously informed your broker, bank or other nominee not to do so or if your broker, bank or other nominee does not have discretionary authority to vote on such matter; otherwise,

a)

you must return your voting instructions to your broker, bank or other nominee (that is, the holder of record); or

b)

if you wish to vote in person at the Annual Meeting, you must obtain from the record holder and bring to the Annual Meeting a proxy signed by the record holder identifying you as the beneficial owner of the shares and giving you the right to vote the shares at the Annual Meeting (you may not use the voting instruction form provided by your broker, bank or other nominee to vote in person at the Annual Meeting).

Only holders of record of our 43,132,745 outstanding shares of common stock, 50 outstanding shares of Series A Preferred Stock, and 1,550 outstanding shares of Series C Preferred Stock, as of the close of business on the Record Date, will be entitled to vote at the Annual Meeting.  Each holder of shares of our common stock on the Record Date is entitled to one vote for each share of our common stock held by that holder.  Each holder of shares of our Series A Preferred Stock on the Record Date is entitled to a number of votes for each share of Series A Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series A Preferred Stock is then convertible.  As of the Record Date, each share of Series A Preferred Stock was convertible into 10,000 shares of our common stock.  Each holder of shares of our Series C Preferred Stock on the Record Date is entitled to a number of votes for each share of Series C Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series C Preferred Stock is then convertible.  As of the Record Date, each share of Series C Preferred Stock was convertible into approximately 1,670 shares of our common stock.  As of the Record Date, our common stock carried an aggregate of 43,132,745 votes, our Series A Preferred Stock carried an aggregate of 500,000 votes and our Series C Preferred Stock carried an aggregate of 2,587,333 votes.

If you abstain from voting, your shares will be counted as shares present and entitled to vote in determining the presence of a quorum for the Annual Meeting, but your shares will not be voted in determining approval of any matter submitted to stockholders for a vote.  Abstentions related to a proposal which requires approval upon the votes cast in favor of the action exceeding the votes cast opposing the action or a majority of votes cast, which does not include the election of directors, will have no effect on the outcome of the vote. Abstentions have no impact on the election of directors because directors are elected by a plurality of votes cast at the Annual Meeting. If you do not provide voting instructions to your broker and your broker indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, such as the election of directors, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be considered to be represented for purposes of determining a quorum but generally will not be considered to be entitled to vote with respect to that proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but a broker non-vote will not otherwise affect the outcome of the proposals being voted upon at the Annual Meeting. With respect to a proposal that requires a majority of the outstanding shares, a broker non-vote has the same effect as a vote against the proposal.

Votes Required

The holders of capital stock representing a majority of the outstanding voting power of all outstanding shares of our common stock, Series A Preferred Stock and Series C Preferred Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting.  Shares of our common stock, Series A Preferred Stock and Series C Preferred Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

Proposal No. 1 - Election of Directors.  The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors.  A properly executed proxy marked “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although such proxy will be counted for purposes of determining whether there is a quorum.

Proposal No. 2 – Increase of Authorized Shares of Common Stock.  The vote of a majority of the outstanding stock entitled to vote thereon is required to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to a total of 60,000,000 shares.

Proposal No. 3 – Ratification of Auditor.  The affirmative vote of votes cast favoring the action exceeding the votes cast opposing the action is required to approve the ratification of EisnerAmper LLP as our independent registered public accounting firm.

Proposal No. 4 – Advisory Vote on “Say-on-Pay”.  The affirmative vote of votes cast favoring the action exceeding the votes cast opposing the action is required to approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement.

Proposal No. 5 – Advisory Vote on Frequency of “Say-on-Pay”.  The affirmative vote of votes cast favoring the action exceeding the votes cast opposing the action is required to approve, by an advisory vote, the frequency of holding an advisory vote on the compensation of our named executive officers.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

At the Annual Meeting, holders of our common stock, Series A Preferred Stock and Series C Preferred Stock, voting as a single class and on an as-converted basis, will vote to elect six members to our Board of Directors by plurality of the votes cast.  Our Board of Directors has proposed the following nominees:   Narendra N. Borkar, Michael Hemric, Jason Grenfell-Gardner, Joyce Erony, James Gale and Bhaskar Chaudhuri.

All of the nominees are currently serving as our directors.  The Board of Directors is currently composed of six directors. None of our directors, executive officers or nominees for director is related by family to any other director, executive officer or nominee for director.  If any nominee for director is unavailable to serve, we solicit discretionary authority to vote to elect another person unless we reduce the size of the Board of Directors.  Each director will serve until the next annual meeting of stockholders, and until his or her successor has been elected and qualified, or until his or her earlier resignation or removal.  We have no reason to believe that any nominee will not be available for election as a director for the prescribed term.

The following table sets forth information regarding each of our current directors according to the information furnished to us by each such director:

Name	Age	Positions Currently held with IGI	Committee Membership	Director of IGI Since

James C. Gale (1)	63	Director	N	2009 – Present

Jason Grenfell-Gardner	38	Director, President and Chief Executive Officer	—	2012 – Present

Narendra N. Borkar	72	Director	C	2009 – Present

Michael Hemric	60	Director	A, N	2009 - Present

Joyce Erony (2)	53	Director	C	2009 – Present

Bhaskar Chaudhuri	58	Director	A	2010 – Present

(1)

Mr. Gale was initially appointed to our Board of Directors on May 15, 2009 as a designee of the holders of Series B-1 Convertible Preferred Stock.

(2)

Ms. Erony was initially appointed to our Board of Directors on March 13, 2009 as a designee of the holders of Series B-1 Convertible Preferred Stock. Ms. Erony serves as the Chairwoman of the Board.

A – Audit Committee

C – Organization and Compensation Committee

N – Nominating and Corporate Governance Committee

Name	Principal Occupation, Other Business Experience and Other Directorships

James C. Gale

Founding Partner of Signet Healthcare Partners.  Prior to founding Signet, Mr. Gale was head of principal investment activities and investment banking at Gruntal & Co., LLC.  Prior to joining Gruntal, Mr. Gale originated and managed private equity investments for Home Insurance Co., Gruntal’s parent.  Earlier in his career, Mr. Gale was a senior Investment Banker at E.F. Hutton & Co.  Mr. Gale is currently the Chairman of the Board of Alpex Pharma SA, Anteis SA and Pfenex, Inc. and also serves on the Board of Directors of Arbor Pharmaceuticals, Spepharm AG and Paladin Laboratories.  Mr. Gale holds a Masters of Business Administration from the University of Chicago.

Narendra N. Borkar

Chief Executive Officer of Aurobindo Pharma USA (2004-2006), Chief Executive Officer of Caraco Pharmaceutical Laboratories (1997- 2003), various senior roles for Novartis (formerly Ciba-Geigy) (1981-1997), General Manager of Apte Amalgamation (1979-1981), Works Engineer for Hoffman La Roche (1976-1979), Project Manager for Union Carbide Corp. and Merck & Company, Inc. (1966-1976).

Michael Hemric

Executive with Alcon Laboratories (1980-2008), including Area President/Far East (2007-2008), Vice President/General Manager – Pharmaceutical Division (2002- 2006), Vice President/Area Manager for Southeast Asia (1999-2002), Vice President/General Manager - Consumer Products Division (1997- 1999).  Earlier in his career, Mr. Hemric was involved in Sales at Alcon Laboratories and other companies, including The Gillette Company.

Jason Grenfell-Gardner

President and Chief Executive Officer of IGI Laboratories, Inc. since July 30, 2012.  Prior to joining IGI, Mr. Grenfell-Gardner spent over eight years at Hikma Pharmaceuticals, PLC, and its subsidiaries including West-Ward Pharmaceuticals in the United States. He served in a number of roles, most recently as SVP of Sales and Marketing from 2008-2012. Before joining Hikma, Mr. Grenfell-Gardner worked throughout Central and Eastern Europe as a partner at Trigon Capital, a boutique investment bank, focused on mergers and acquisitions. During his time in that region, Mr. Grenfell-Gardner served as Chairman of the Board of Sanitas Pharmaceuticals, as well as other board positions. Mr. Grenfell-Gardner holds an MA (Hons) in Economics from the University of St Andrews in Scotland (1998) and an MBA from INSEAD (2004).

Joyce Erony

Managing Director of Signet Healthcare Partners. Prior to joining Signet, Ms. Erony spent 14 years (1991-2004) at Salomon Brothers Inc., Salomon Smith Barney, Inc. and ultimately Citigroup, which acquired the former companies, most recently as Managing Director responsible for Citigroup’s activities in Specialty Pharmaceuticals. Prior to joining Citigroup, Ms. Erony worked as an economist (1983-1991), primarily at the World Bank and International Finance Corporation advising various international development agencies and multilateral organizations.  From January 2011 through July 2011, Ms. Erony served as our interim Chief Financial Officer while the Company conducted a search for a permanent replacement.

Ms. Erony has served as a director of Dow Pharma Sciences, Inc., Peak Surgical, Atlantis Components and Control Delivery Systems, all of which were acquired by strategic partners. She is currently a Director of ImpoPharma and Fluxion BioSciences. Ms. Erony holds a Diploma in International Law and Economics from the London School of Economics and Political Science (1982) and a BS in Management from Case Western Reserve University (1981).

Bhaskar Chaudhuri

Mr. Chaudhuri has more than 20 years experience in pharmaceutical management, research and development. Mr. Chaudhuri served as President of Valeant Pharmaceuticals International until September 2010. Prior to joining Valeant, upon Valeant’s acquisition of Dow Pharmaceutical Sciences, Inc. in 2008, Mr. Chaudhuri served for seven years as Dow’s President and Chief Executive Officer and a member of Dow’s Board of Directors from 2003 to 2008. Prior to that, Mr. Chaudhuri served as Executive Vice President of Scientific Affairs at Bertek Pharmaceuticals, a subsidiary of Mylan Laboratories. Prior to his positions at Bertek, Mr. Chaudhuri served as the General Manager of the Dermatology Division of Mylan Laboratories. Mr. Chaudhuri joined Mylan through the acquisition of Penederm, Inc., where he worked from 1992 to 1998 in a number of senior positions before becoming the Vice President of R&D. Mr. Chaudhuri holds a Doctorate in Physical Pharmacy from the University of Louisiana, a Masters of Science in Industrial Pharmacy and a Bachelors of Science in Pharmacy from India.

When considering whether nominees for director have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating and Corporate Governance Committee of the Board of Directors and the Board of Directors focused primarily on the information discussed in each of the directors’ individual biographies set forth above.

In particular, with regard to Mr. Borkar, the Board considered his over forty years of experience in the pharmaceutical industry, including having held various senior executive positions within the brand and generic segments of major pharmaceutical companies.  With regard to Mr. Chaudhuri, the Board considered his over twenty years of experience in the pharmaceutical industry, including having held senior executive positions with major pharmaceutical companies.  With Regard to Ms. Erony, the Board considered her investment experience, her role as managing director of Citigroup’s activities in specialty pharmaceuticals, as well as her experience as a director with other companies.  With regard to Mr. Gale, the Board considered his investment experience, his role as the head of principal investment activities at Gruntal & Co., LLC, as well as his experience as a director with other pharmaceutical companies.  With regard to Mr. Hemric, the Board considered his over twenty-five years experience with Alcon Laboratories.  With regard to Mr. Grenfell-Gardner, the Board considered his experience as a pharmaceutical executive with a successful track record of the commercialization of pharmaceutical products.

Independence of Directors

Our Board of Directors has determined that Joyce Erony, James C. Gale, Narendra N. Borkar, Michael Hemric and Bhaskar Chaudhuri are independent directors pursuant to the independence standards established by the NYSE:MKT and the Securities and Exchange Commission, or the SEC.

For information relating to shares of our common stock held by each of the directors, see “Security Ownership of Certain Beneficial Owners and Management.”

Vote Required

A plurality of the votes by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to elect the six nominees to our Board of Directors.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE SIX NOMINEES, NARENDRA N. BORKAR, MICHAEL HEMRIC, JASON GRENFELL-GARDNER, JOYCE ERONY, JAMES GALE AND BHASKAR CHAUDHURI.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock, which we refer to as Reporting Persons, to file with the SEC and the NYSE:MKT initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. SEC regulations also require such persons to furnish us with copies of all such reports. Based solely on our review of copies of reports filed by Reporting Persons and furnished to us, we believe that, except as set forth below, during 2012 our officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements.  During 2012, Jason Grenfell-Gardner filed a Form 5 to report one transaction relating to one late Form 4 and Jenniffer Collins filed a Form 5 to report one transaction relating to one late Form 4.

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Corporate Governance Principles

Our Certificate of Incorporation, together with all amendments and Certificate of Designations, our Bylaws, and the charters of the Audit Committee, Nominating and Corporate Governance Committee, and Organization and Compensation Committee, provide the framework for our management and governance.

Our Board of Directors is elected by and responsible to our stockholders.  Except with respect to matters reserved to stockholders, the Board of Directors is our ultimate decision making body.  In that capacity, the Board of Directors takes an engaged and focused approach to its responsibilities and duties, and sets standards to better ensure that we are committed to business success and enhancement of stockholder value by maintaining the highest standard of responsibility and ethics.  The Board of Directors has designed its governance approach to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance.  Joyce Erony is the current chairwoman of our Board of Directors.

Our employees, managers and officers conduct our business under the direction of senior management and the leadership of our Chief Executive Officer, who are accountable to the Board of Directors and ultimately to the stockholders.  Management is responsible for the day-to-day operation of our business, strategic planning, budgeting, financial reporting and risk management.

Committees of the Board of Directors

Our Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee, and an Organization and Compensation Committee.  As of April 2013, the compositions of the committees of the Board of Directors are as follows:

Audit Committee	Nominating and Corporate Governance Committee	Organization and Compensation Committee

Bhaskar Chaudhuri * Michael Hemric	Michael Hemric * James C. Gale	Narendra Borkar* Joyce Erony

* – Denotes Chairman

Organization and Compensation Committee.  Our Board of Directors has adopted a charter governing the duties and responsibilities of the Organization and Compensation Committee.  The full text of the charter of the Organization and Compensation Committee is available on our website at www.igilabs.com.  Pursuant to the charter, the purposes of the Committee are to: (i) recommend to the Board of Directors compensation arrangements for the Chief Executive Officer and other executive officers and review their responsibilities and performance and plans for their succession; and (ii) approve compensation arrangements for and changes in other corporate officers.  In furtherance of this purpose, the Committee shall have the following goals and responsibilities:

•

Review with appropriate representatives of our management our organizational structure and, in particular, the responsibilities and performance of executive officers and, from time to time, senior operations executives and the plans for their succession; and to report at least annually thereon to the Board of Directors.

•

Consider appropriate competitive data and recommend to the Board of Directors compensation and fringe benefits (except pensions generally applicable to salaried employees) for executive officers.

•

Consider appropriate competitive data, and any recommendation made by the Chief Executive Officer and approve: (i) executive salary structure; and (ii) compensation and fringe benefits (except pensions generally applicable to salaried employees) for other corporate officers.

•

In connection with our annual incentive compensation programs, each year: (i) review and approve the Chief Executive Officer’s goals and his/her performance against those goals; (ii) approve annual incentive compensation targets; (iii) approve an annual incentive compensation award for the Chief Executive Officer, other executive officers and other corporate officers; (iv) review the annual performance objectives of the other executive officers; and (v) review annual incentive compensation awards for senior operations executives.

•

Review with appropriate officers: (i) changes in corporate officers; (ii) policy on matters pertaining to compensation; (iii) special benefits and perquisites; (iv) each year on a retrospective basis, compensation changes made in the prior year to determine whether policies established by the Committee have been executed as intended and are achieving the intended result; (v) each year on a retrospective basis, corporate results against corporate goals; and (vi) any other matter of concern to the Committee relating to our overall corporate organization or compensation policy.

The current members of the Organization and Compensation Committee are Narendra Borkar (Chair) and Joyce Erony.  In 2011, Mr. Chaudhuri replaced Ms. Erony on the Organization and Compensation Committee due to her position as our interim Chief Financial Officer.  In April of 2012, Ms. Erony replaced Mr. Chaudhuri on the Organization and Compensation Committee.  We believe that the composition and functioning of the Organization and Compensation Committee in 2012 complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE:MKT and SEC rules and regulations, including those regarding the independence of the Organization and Compensation Committee Members. During our 2012 fiscal year, the Organization and Compensation Committee met three times.

Audit Committee.  The Audit Committee has been established for the purpose of overseeing our accounting and financial reporting processes and the audit of our annual financial statements, as well as our internal controls and audit functions. The Audit Committee operates under a written charter adopted by the Board of Directors.  The full text of the charter of the Audit Committee is available on our website at www.igilabs.com.

As described more fully in the Audit Committee Charter, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to stockholders concerning our accounting and reporting practices, and to facilitate open communication between the Audit Committee, the Board of Directors, our outside auditor and management. The Audit Committee is required to discharge its responsibilities, and assess the information provided by our management and the outside auditor, in accordance with its business judgment.  In exercising its business judgment, the Audit Committee is required to rely on the information and advice provided by management and/or our outside auditor.  Pursuant to its charter, the function of the Audit Committee includes:

•

to provide the opportunity for direct communication between the Board of Directors and our external auditors;

•

to monitor the design and maintenance of our system of internal accounting controls;

•

to select, evaluate and, if necessary, replace the external auditor;

•

to review the results of internal and external audits as to the reliability and integrity of the financial and operating information systems established to monitor compliance with our policies, plans and procedures and with laws and regulations; and

•

to review the relationship between us and the external auditors and to ascertain the independence of the external auditors.

The members of the Audit Committee in 2012 were Bhaskar Chaudhuri (Chair) and Michael Hemric.  We believe that the composition and functioning of our audit committee in 2012 complied with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE:MKT and SEC rules and regulations, including those regarding the independence of the Audit Committee members.  The Board of Directors determined that Bhaskar Chaudhuri was an “audit committee financial expert” as currently defined under the SEC’s rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 during the time he served on the Audit Committee.  The Audit Committee met five times during the 2012 fiscal year.

In April of 2012, Bhaskar Chaudhuri replaced Jane E. Hager, a former director, as member and Chair of the Audit Committee.

Nominating and Corporate Governance Committee.  Our Board of Directors has adopted a charter governing the duties and responsibilities of the Nominating and Corporate Governance Committee.  The full text of the charter of the Nominating and Corporate Governance Committee is available on our website at www.igilabs.com.  Pursuant to the charter, the purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become members of our Board of Directors, and to recommend that our Board of Directors select the director nominees for the next annual meeting of stockholders, to develop and recommend to the Board of Directors a set of corporate governance principles applicable to us, and to make recommendations on compensation of the Board of Directors.  In furtherance of such purpose, the Nominating and Corporate Governance Committee shall have the following goals and responsibilities:

•

To identify, review and recommend to the Board of Directors qualified candidates for director nominees to fill any existing or anticipated vacancy on the Board of Directors;

•

To identify, review and recommend to the Board of Directors, prior to each year’s annual meeting of stockholders, successors to the class of directors whose term shall then expire (including any director in such class proposing to stand for election to another term), and additional director nominees, if any, for election to the Board of Directors on whose behalf the Board of Directors will solicit proxies;

•

To recommend to the Board of Directors the size of the Board of Directors;

•

To review and make recommendations to the Board of Directors with respect to suggestions for director nominees made by stockholders to the Board of Directors or to management in accordance with our Bylaws;

•

To review annually the Board of Director’s overall performance and oversee the annual performance evaluation for each of its committees;

•

To recommend to the Board of Directors whether resignations tendered by members who have had a substantial change in their job responsibilities should be accepted;

•

To review annually the Board of Director’s committee structure, charters and membership and recommend to the Board of Directors changes, if any; and, in consultation with the Chairman of the Board of Directors, recommend to the Board of Directors the assignment of members of the Board of Directors to the various committees and appointment, rotation or removal of committee chairs;

•

To review and make recommendations to the Board of Directors with respect to changes in directors’ compensation and benefits; and

•

To develop and recommend to the Board of Directors a set of corporate governance guidelines and to review the guidelines at least annually and recommend changes as necessary.

The Nominating and Corporate Governance Committee shall have sole authority to retain and terminate any consulting firm to assist it in carrying out its duties and responsibilities, as the committee may deem appropriate in its sole discretion.  The Nominating and Corporate Governance Committee shall have sole authority to approve related fees and other retention terms.

The Nominating and Corporate Governance Committee’s process for recruiting and selecting nominees is for Committee members to attempt to identify individuals who are thought to have certain minimum qualifications, including appropriate business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as effective directors to our governance, and who are willing to serve as directors of a public company.  The Nominating and Corporate Governance Committee also considers such other factors as it deems appropriate, including the current composition of the Board.  The Committee and Board believe that Board membership should reflect diversity in its broadest sense, including persons diverse in skills, background, gender and ethnicity.  The Committee has not adopted a formal policy for the consideration of diversity in identifying candidates for the Board.

To date, we have not engaged any third party to assist in identifying or evaluating potential nominees.  After a possible candidate is identified, the individual meets with various members of the Committee to ascertain his or her interest and willingness to serve, and Committee members discuss among themselves the individual’s potential to be an effective member of the Board of Directors.  If the discussions and evaluation are positive, the individual is recommended by the Nominating and Corporate Governance Committee to the entire Board of Directors.

The entire Board of Directors, including the Nominating and Corporate Governance Committee, approved the nomination of the candidates reflected in Proposal No. 1.  The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates to serve on the Board of Directors.  The name of any recommended candidate for director, together with pertinent biographical information, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of our common stock should be sent to the Nominating and Corporate Governance Committee c/o IGI Laboratories, Inc., Corporate Secretary, 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310.  To date, the Nominating and Corporate Governance Committee has not adopted a specific formal policy with respect to the consideration of director candidates recommended by stockholders and to date no director candidates have been recommended by stockholders.  If a director candidate were to be recommended by a stockholder, the Nominating and Corporate Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies.

The members of the Nominating and Corporate Governance Committee in 2012 were Michael Hemric (Chair) and James Gale.  In April 2012, Jane E. Hager resigned from her position on the Nominating and Corporate Governance Committee due to her decision not to run for election in 2012.  Michael Hemric replaced Ms. Hager on the Nominating and Corporate Governance Committee, and accepted the position as Chair of the Nominating and Corporate Governance Committee. We believe that the composition of the Nominating and Corporate Governance Committee in 2012 and the current composition complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE:MKT and SEC rules and regulations, including those regarding the independence of the Nominating and Corporate Governance Committee members. The Nominating and Corporate Governance Committee met one time during the 2012 fiscal year.  Since the Nominating and Corporate Governance Committee is composed solely of non-management directors, all nominees for director at the Annual Meeting were nominated by non-management directors.

Board Meeting and Attendance

During our 2012 fiscal year, our Board of Directors met ten times.  Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and each committee of the board on which such director served.

As required, independent members of the board meet in executive sessions outside the presence of management.

Stockholder Communications with Directors and Director Attendance at Annual Meetings

Stockholders who wish to send communications to our Board of Directors may do so by sending them c/o IGI Laboratories, Inc., Corporate Secretary, 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310.  Such communications may be addressed either to specified individual directors or the entire Board of Directors.  The Secretary will have the discretion to screen and not forward to directors communications that the Secretary determines are communications unrelated to our business or governance, commercial solicitations, offensive, obscene, or otherwise inappropriate.  The Secretary will, however, compile all stockholder communications that are not forwarded and such communications will be available to any director.

It is the policy of our Board of Directors that directors are strongly encouraged to attend all annual stockholder meetings. Each of our directors serving at the time attended the 2012 annual meeting of stockholders.

Board Leadership Structure

The Chairman of the Board presides at all meetings of the Board. The Chairman is appointed on an annual basis by a majority vote of the directors. Currently, the offices of Chairman of the Board and Chief Executive Officer are separated. We have no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer. The Board believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer is part of the succession planning process and that it is in the best interests of the company to make this determination from time to time.

Oversight of Risk Management

We are exposed to a number of risks and we regularly identify and evaluate these risks and develop plans to manage them effectively. Our Chief Executive Officer and Chief Financial Officer are directly responsible for our risk management function and report to our Board and Audit Committee in this regard. In fulfilling their risk management responsibilities, our Chief Executive Officer and Chief Financial Officer work closely with members of senior management, including our accounting staff.

On behalf of the Board of Directors, the Audit Committee plays a key role in the oversight of our risk management policy. In that regard, the Chief Financial Officer meets with the Audit Committee at least four times a year to discuss the risks facing us, highlighting any new risks that may have arisen since they last met.  The Audit Committee reports to the Board of Directors on a regular basis to apprise them of their discussions with the Chief Financial Officer. Finally, the Chief Financial Officer and Chief Executive Officer report directly to the Board of Directors on at least an annual basis to apprise them directly of our risk management efforts.

Standards of Business Conduct

The Company has adopted written standards of business conduct that applies to all directors, officers and employees of the Company and its subsidiaries.  The Company’s standards of business conduct is available at its website at www.igilabs.com.  Any amendments to the standards of business conduct or waivers from the provisions of the standards of business conduct for the Company’s principal executive officer and principal financial and accounting officer will be disclosed in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of NYSE:MKT.

Director Compensation

Director Options.  In September 1999, our Board of Directors adopted the 1999 Director Stock Option Plan, which we refer to as the 1999 Plan.  Under the 1999 Plan, on January 2 of each year, (i) each non-employee director is granted a stock option to purchase 15,000 shares of our common stock; and (ii) each of the Chairmen of the Audit Committee and the Organization and Compensation Committee is granted additional stock options to purchase 15,000 and 10,000 shares of our common stock, respectively. Additionally, under the 1999 Plan, each newly elected director will receive a stock option grant to purchase 15,000 shares of our common stock at the time of his or her election.  All of such options will be granted at an exercise price equal to the closing price of our common stock on the NYSE:MKT on the date of grant. All options granted under the 1999 Plan become 100% vested 12 months after the date of grant.

Director Fees.  During 2009, the directors unanimously adopted a non-employee director compensation program which provides for equity grants to our non-employee directors under, pursuant to and in the amounts that were provided for in the original 1999 Plan as set forth above. The board of directors also approved the payment of an annual cash retainer of $25,000, payable quarterly, to each non-employee director and a one-time grant of an option to purchase an additional 15,000 shares of our common stock to a non-employee director when he or she joins the Board of Directors (in addition to the similar 15,000 share grant pursuant to the 1999 Plan) pursuant to such program. This one-time award is granted to non-employee directors who join the Board of Directors after April 7, 2010. Ms. Erony and Mr. Gale have indicated that they will voluntarily defer any cash compensation otherwise due to them on account of director fees unless, until and only in the event that we return to profitability.  In 2010, the Board of Directors reduced the annual grant to the Chairman of the Audit Committee from an option to purchase 15,000 shares of common stock to an option to purchase 10,000 shares of common stock.  In 2012, the Board of Directors increased the annual grant to the Chairman of the Audit Committee from an option to purchase 10,000 shares of common stock to an option to purchase 20,000 shares of common stock and increased the annual grant to the Chairman of the Organization and Compensation Committee from an option to purchase 10,000 shares of common stock to an option to purchase 15,000 shares of common stock.  In addition, the Chairperson of the Board will receive an annual grant of an option to purchase 20,000 shares of common stock.

2012 DIRECTOR COMPENSATION

Name of Director	Fees Earned or Paid in Cash ($)	Option Awards ($) (1) (2) (3)	Total ($)

James C. Gale	25,000(4)	5,438	30,438(4)
Narendra N. Borkar	25,000	10,876	35,876
Michael Hemric	25,000	9,063	34,063
Joyce Erony	25,000(4)	12,689	37,689(4)
Bhaskar Chaudhuri	25,000	12,689	37,689

(1)

The amounts reflected in this column represent the fair value of the awards on the date of grant, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation— Stock Compensation (“FASB ASC Topic 718”).

 (2)

As of December 31, 2012, the aggregate amount of shares of common stock that can be acquired by each director pursuant to outstanding option awards are as follows:  James C. Gale, 90,000 shares; Narendra N. Borkar, 105,000 shares; Michael Hemric, 75,000 shares; Joyce Erony, 60,000 shares and Bhaskar Chaudhuri 60,000 shares.

(3)

We issued the options in this column at an exercise price equal to the closing price of our common stock on the date of the grant.  We valued these options using a Black-Scholes model.  In the model, we used an expected life of 3.2 years to value the ten (10) year options that we issued.  We used an interest rate equal to the yield on treasury bonds that have approximately 3.2 years remaining until maturity and uses the volatility of our stock price over a period that is approximately 3.2 years prior to the grant date.

(4)

Ms. Erony and Mr. Gale voluntarily deferred the cash compensation otherwise due to them on account of director fees unless, until and only in the event that the Company returns to profitability.

EXECUTIVE COMPENSATION

In addition to Jason Grenfell-Gardner whose biography is set forth above in “Proposal No. 1 — Election of Directors” the following people served as our executive officers in 2012:

Name	Title

Jenniffer Collins	Chief Financial Officer

Jenniffer Collins (44) has served as our Chief Financial Officer from July 2011 to present.  Ms. Collins has twenty years of experience in accounting and finance. Prior to joining IGI, she most recently served from October 2006 to July 2011 as Vice President-Treasurer and previously the Corporate Controller at the Lightstone Group, a privately held real estate firm and The Lightstone Value Plus REIT, a publicly traded real estate investment trust. From January 2004 through October 2006, Ms. Collins also served as Corporate Controller for Orchid Cellmark, Inc., a publicly held biotechnology company, and from July 2001 through January 2004 Ms. Collins served as Director of Finance and Investor Relations for Tellium, Inc. a publicly held optical switching company, which was purchased by Zhone Technologies, Inc in November 2003. Her background also includes seven years of public accounting experience, including Pricewaterhouse Coopers. Jenniffer earned her CPA in New Jersey in 1993 and graduated with a B.S. in accounting from Lehigh University.

None of our directors or executive officers is related by family to any other director or executive officer.

2012 Summary Compensation Table

The following table sets forth the total compensation for the previous two fiscal years ended December 31, 2012 and 2011, which was earned by each of our current President and Chief Executive Officer, who served during 2012, our current Chief Financial Officer who served during 2012 and 2011, and our former President and Chief Executive Officer who served during 2012 and 2011.  We refer to these people in this Proxy Statement as our Named Executive Officers.

Name and Principal Position (1)	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
		($)	($)	($) (2)	($) (3)	($) (4)	($)

Jason Grenfell-Gardner, President and Chief Executive Officer	2012	121,153	39,174		276,759	3,224	440,310
	2011	—	—	—	—	—	—

Jenniffer Collins, Chief Financial Officer	2012	212,019	20,177	12,206	—	24,337	268,739
	2011	86,423	12,206	—	90,014	9,522	198,165

Charles Moore, Former President and Chief Executive Officer	2012	320,531	—	80,414	—	15,145	416,090
	2011	269,281	14,191	—	18,871	17,921	320,264

(1)

Lists the principal positions held as of December 31, 2012.  On July 30, 2012, the Company appointed Jason Grenfell-Gardner as the Company’s new President and Chief Executive Officer, effective July 30, 2012.  Charles E. Moore ceased to be employed by the Company and resigned as a member of the Board, effective July 30, 2012.  On July 21, 2011, Jenniffer Collins assumed the position of our Chief Financial Officer.

(2)

The amounts shown in this column represent the fair value of the awards on the date of grant, as computed in accordance with FASB ASC Topic 718.

(3)

The amounts reflected in this column represent the fair value of the awards on the date of grant, as computed in accordance with FASB ASC Topic 718. We valued these options using a Black-Scholes option pricing model.  In the model, we used an expected life of 3.2 years to value the ten year options that we issued.  We used an interest rate equal to the yield on the treasury bonds that have approximately 3.2 years remaining until maturity and used the volatility of our stock price over a period that is approximately five and one-half years prior to the grant date.

(4)

The amounts shown in this column represent premiums for group life insurance, medical, and dental insurance paid by us, and contributions made by us under our 401(k) Plan.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table sets forth certain information concerning outstanding equity awards as of December 31, 2012.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value Of Shares or Units of Stock That Have Not Vested($)

Jason Grenfell-Gardner	—	1,000,000	$1.02	7/30/22	—	—

Jenniffer Collins	—	225,000	$1.04	12/22/21	12,206	12,694

Narrative Disclosure for Summary Compensation Table

Jason Grenfell-Gardner.  Jason Grenfell-Gardner commenced serving as our President and Chief Financial Officer, our Principal Executive Officer, and as one of our directors effective July 30, 2012.  Under his employment agreement, Mr. Grenfell-Gardner will receive an annual salary of $315,000. Mr. Grenfell-Gardner has received an option to purchase 975,000 shares of the Company’s common stock (the “Primary Option”) and a supplemental option to purchase 25,000 shares of the Company’s common stock (the “Supplemental Option”), the vesting terms of which are explained below. In addition, Mr. Grenfell-Gardner will receive an award of 325,000 shares of restricted stock and an option to purchase 25,000 shares of the Company’s common stock, as soon as practicable.  In addition, Mr. Grenfell-Gardner will be entitled to participate in certain of the Company’s benefit programs on the same terms and conditions generally provided by the Company to its executive employees. Mr. Grenfell-Gardner will also be eligible to receive an annual performance bonus for each calendar year during the term of his employment, which may be payable in either, cash, stock options and/or restricted stock. Mr. Grenfell-Gardner’s target bonus will be equal to 70% of his base salary for the applicable fiscal year. In January 2012, the Board of Directors approved a bonus of $39,174 for Mr. Grenfell-Gardner.  All performance targets pursuant to such plan shall be determined by the Board’s Compensation Committee. Mr. Grenfell-Gardner is also subject to certain restrictive covenants as set forth in his employment agreement, including confidentiality, non-solicitation and non-competition covenants. Mr. Grenfell-Gardner’s employment agreement further provides for payments upon certain types of employment termination events as further set forth in his employment agreement.

The above referenced stock option grants have an exercise price equal to the closing price of the Company’s common stock on the date of grant, and the Primary Option and the restricted stock will become fully vested over a period of three years as follows: (i) one-third shall vest on the first anniversary of the date of the grant; (ii) one-third shall vest on the second anniversary of the date of the grant and (iii) one-third shall vest on the third anniversary of the date of the grant. One-half of the shares subject to the Supplemental Option shall become fully vested immediately upon their grant and the remaining one-half of the shares subject to such award shall vest on the first anniversary of the effective date of Mr. Grenfell-Gardner’s employment.     In addition, any options or restricted stock that remain unvested immediately prior to a change in control will become vested, provided that the executive remains in continuous service with the Company through the consummation of the change in control.

Mr. Grenfell-Gardner is also subject to certain restrictive covenants as set forth in his employment agreement, including confidentiality, non-solicitation and non-competition. Further, Mr. Grenfell-Gardner is entitled to payment of six months of severance plus a pro-rata portion of his bonus, if he is terminated without cause. Mr. Grenfell-Gardner’s employment agreement further provides for payments upon certain other types of employment termination events, including a change in control, as further set forth in his employment agreement.

Jenniffer Collins. Jenniffer Collins commenced serving as our Chief Financial Officer, Secretary and the Company’s Principal Financial and Accounting Officer, effective July 21, 2011.

Ms. Collins will be entitled to participate in certain of our benefit programs on the same terms and conditions generally provided by us to our executive employees.  Ms. Collins will also be eligible to receive an annual performance bonus for each calendar year during the term of her employment, which may be payable in either, cash, stock options and/or restricted stock.  Ms. Collins’ target bonus will be equal to 30% of her base salary for the applicable fiscal year.  All performance targets pursuant to such plan shall be determined by our Compensation Committee.  In January 2012, the Board of Directors approved a bonus of $20,177 for Ms. Collins.

Ms. Collins is also subject to certain restrictive covenants as set forth in her employment agreement, including confidentiality, non-solicitation and non-competition. Further, Ms. Collins is entitled to payment of six months of severance plus a pro-rata portion of her bonus, if she is terminated without cause. Ms. Collins’s employment agreement further provides for payments upon certain other types of employment termination events, including a change in control, as further set forth in her employment agreement.

Former Executive Officers

Charles E. Moore. Charles E. Moore ceased to be employed by the Company as Chief Executive Officer and resigned as a member of the Company’s Board, effective July 30, 2012.  In connection with Mr. Moore's departure from the Company, the Company entered into a Separation of Employment Agreement and General Release (the "Separation Agreement") dated August 14, 2012 with Mr. Moore, consistent with the terms of Mr. Moore’s employment agreement. The Separation Agreement provides that the Company shall pay Mr. Moore $138,680 as a separation payment, with such amount to be paid ratably over a 6 month period on each regular payroll payment date during such period.

Also, in the Separation Agreement, Mr. Moore agreed to provide the Company with a general release, and Mr. Moore agreed to certain restrictive covenants, and reconfirmed his agreement to the confidentiality, non-competition and non-solicitation covenants set forth in his employment agreement with the Company, after the Separation Date.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table includes information as of December 31, 2012 relating to the Company’s 1999 Stock Incentive Plan, as amended, the 1999 Director Stock Option Plan, as amended, and the 2009 Equity Incentive Plan, as amended, which comprises all of the equity compensation plans of the Company. The table provides the number of securities to be issued upon the exercise of outstanding options under such plans, the weighted-average exercise price of such outstanding options and the number of securities remaining available for future issuance under such equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)(1)	(b)(1)	(c)(2)
Equity compensation plans approved by security holders	2,606,500	$ 1.10	2,130,260
Equity compensation plans not approved by security holders		—	—
Total	2,606,500	$ 1.10	2,130,260

(1)

Includes information with respect to the 1999 Stock Incentive Plan, as amended, the 1999 Director Stock Option Plan, as amended and the 2009 Equity Incentive Plan, as amended.

(2)

Includes information with respect to the 1999 Director Stock Option Plan and the 2009 Equity Incentive Plan, as amended. As of December 31, 2012, we had 522,984 shares available for issuance pursuant to the 1999 Director Stock Option Plan, as amended, and 1,196,172 shares available for issuance pursuant to the 2009 Equity Incentive Plan, as amended.

The above option grants will have an exercise price equal to the closing price of the Company’s common stock on the date of grant. The above equity grants will be granted as an employment inducement award pursuant to the executive’s employment agreement and will be issued without stockholder approval pursuant to Rule 711 of the NYSE:MKT Company Guide.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors has:

•

reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2012 with management;

•

discussed with our independent auditors, EisnerAmper LLP, matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, in connection with the audit of our consolidated financial statements for the year ended December 31, 2012; and

•

received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and discussed the independence of EisnerAmper LLP with that firm.

In reliance on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for filing with the SEC for the year ended December 31, 2012.

Audit Committee

Bhaskar Chaudhuri (Chairman)
Michael Hemric

PROPOSAL NO. 2: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
OF COMMON STOCK FROM 50,000,000 TO A TOTAL OF 60,000,000 SHARES

The Board of Directors has adopted, and is recommending to the stockholders for approval, an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock by 10,000,000, from 50,000,000 to a total of 60,000,000 shares. The full text of the proposed amendment is set forth below.

The additional 10,000,000 shares would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. The Board of Directors believes it is desirable to increase the number of shares of common stock we are authorized to issue to provide us with adequate flexibility for business and financial purposes in the future. The additional shares may be used for various purposes which may not require further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers or directors; establishing strategic relationships with other companies; expanding our business or product lines through the acquisition of other businesses or products; and other purposes.  We have no present commitments, agreements or intent to issue any additional shares of common stock, other than shares currently reserved for issuance under our 1999 Stock Incentive Plan, as amended, the 1999 Director Stock Option Plan, as amended, and the 2009 Equity Incentive Plan, as amended, or for issuance upon exercise of outstanding warrants to purchase our common stock, or for issuance upon conversion of our Series A Convertible Preferred Stock or conversion of our Series C Convertible Preferred Stock.

Although authorization of additional shares of common stock is recommended by our Board of Directors for the reasons stated herein, and not in consideration of any possible anti-takeover effect, such additional authorization of shares of common stock could be used by incumbent management to make it more difficult, and thereby discourage, any attempt to acquire control of us, even though our stockholders may deem such an acquisition desirable. For example, the shares could be privately placed with a purchaser who might support our board in opposing a hostile takeover bid. The issuance of new shares could also be used to dilute the stock ownership and voting power of a third party seeking to remove directors from our Board of Directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal portions of our Certificate of Incorporation.

The proposed amendment would permit the issuance of additional shares of common stock up to the new 60,000,000 maximum authorization. Such issuance may not require further action or authorization by our stockholders. Our board believes it is prudent to have this flexibility. The holders of our common stock are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of common stock might dilute, under certain circumstances, the ownership and voting rights of our stockholders.

As of the Record Date, there were 43,132,745 shares outstanding, 354,546 shares reserved for issuance upon the exercise of outstanding warrants to purchase common stock, and 2,721,500 shares reserved for future issuance under our 1999 Stock Incentive Plan, as amended, the 1999 Director Stock Option Plan, as amended, and the 2009 Equity Incentive Plan, as amended, and 3,087,333 shares reserved for future issuance upon conversion of our Series A Convertible Preferred Stock or conversion of our Series C Convertible Preferred Stock.

The proposed amendment, to our Certificate of Incorporation, if adopted by the required vote of stockholders, will become effective upon its acceptance by the Delaware Secretary of State.  If adopted by the required vote of stockholders, the current first sentence of the Fourth Article of the Amended and Restated Certificate of Incorporation would be deleted and replaced with the following:

“The total number of shares of stock which the Corporation is authorized to issue is 61,000,000, of which 60,000,000 shall be shares of Common Stock, $0.01 par value per share (“Common Stock”), and 1,000,000 shall be shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”).”

Vote Required

Under Delaware law, an amendment of a certificate of incorporation to effectuate a change in the number of shares of the authorized capital stock of a corporation requires the approval of a majority of the outstanding stock entitled to vote thereon.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO A TOTAL OF 60,000,000 SHARES.

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected EisnerAmper LLP to serve as our independent auditors for the fiscal year ending December 31, 2013.  Representatives from EisnerAmper LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Although stockholder ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm is not required by our bylaws or otherwise, our Board has decided to afford our stockholders the opportunity to express their opinions on the matter of our independent registered public accounting firm.  Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in our best interests and those of our stockholders. If our stockholders do not ratify the appointment, the Audit Committee will take that fact into consideration, together with such other information as it deems relevant, in determining its next selection of an independent registered public accounting firm.

Fees Paid to Independent Auditors

The following table sets forth the aggregate fees paid by us for the audit and other services for the fiscal years 2012 and 2011 to our independent auditors:

	2012	2011

Audit Fees (1)	$189,000	$206,325
Audit-Related Fees (2)	—	$ 23,625
Tax Fees	—	—
All Other Fees	—	—
Total	$189,000	$229,950

(1)

These are fees for professional services rendered for the audit of our 2012 and 2011 financial statements and review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees consist of fees billed for professional services rendered for audit-related services including consultation on compliance related matters and for professional services associated with our filing of registration statements on Form S-3 and Form S-8.

Representatives of EisnerAmper LLP attended all meetings of the Audit Committee in 2012.  The Audit Committee pre-approves and reviews all audit services performed by our independent auditors as well as the fees charged by our independent auditors for such services.  In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditors’ independence.  EisnerAmper LLP did not perform any non-audit services for us during fiscal years 2012 or 2011.

Vote Required

A plurality of the votes cast by the stockholders entitled to vote and who are present in person or by proxy at the Annual Meeting will be required for the ratification of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2013.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013.

PROPOSAL NO. 4: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION

AS DISCLOSED IN THIS PROXY STATEMENT

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are seeking your advisory vote on our executive compensation arrangements. More specifically, we ask that you support the compensation of our named executive officers as disclosed in the Executive Compensation section, the accompanying compensation tables and the related narrative disclosure of this proxy statement with respect to our named executive officers. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

Stockholders are urged to read the Executive Compensation section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

The following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2012 annual meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation, the compensation tables and the related material disclosed in this proxy statement.”

Vote Required

The affirmative vote of a majority of the votes cast is required to approve, on an advisory basis this resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 5: ADVISORY VOTE ON APPROVAL OF THE FREQUENCY OF HOLDING

AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, the Company, in accordance with Section 14A of the Exchange Act, is seeking your input on whether the advisory vote on executive compensation should be held every one, two or three years. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on executive compensation to our stockholders.

The Compensation Committee, Board of Directors and management believe that it is appropriate and in our best interests for our shareholders to vote in favor of an annual advisory vote on the compensation of our named executive officers. An advisory vote each year will permit our stockholders to provide annual feedback to us on our compensation policies, practices and compensation awards for our named executive officers. This is consistent with our policy of giving shareholders the opportunity to voice concerns with management or our Board. An annual advisory vote will give the Board, the Compensation Committee and management more timely feedback from the shareholders to allow us to evaluate and adjust, when we consider appropriate, the compensation of our named executive officers.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation. The affirmative vote of a majority of the shares voted for this proposal — every year, every two years or every three years — will be the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by the stockholders.

Vote Required

The affirmative vote of a majority of the votes cast is required to approve, on an advisory basis this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE FREQUENCY OF HOLDING A VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS EVERY YEAR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH FREQUENCY UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation agreements and other arrangements which are described in the “Director Compensation” and “Executive Compensation” sections of this proxy statement, during our last two fiscal years, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

2012 Private Placement

On December 21, 2012, we closed a $2,000,000 private placement (the “Offering”) with Amzak Capital Management, LLC (the “Investor”). Pursuant to the terms of a Securities Purchase Agreement entered into with the Investor (the “Purchase Agreement”) on December 20, 2012, we issued to the investor (i) 1,965,740 shares of our common stock, par value $0.01 per share, held in treasury (the “Shares”), and (ii) a ten-year warrant to purchase up to an aggregate of 387,201 shares of our common stock, with an exercise price of $0.01 per share (the “Warrants”). The Warrants are exercisable immediately. We used the proceeds from this Offering for general working capital as well as the acquisition of econozale nitrate cream 1% which was purchased on February 1, 2013.

In connection with the Offering, we also entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of December 20, 2012, with the Investor, relating to the registration of the Shares, the Warrants and the shares of common stock issuable upon the exercise of the Warrants, issued in connection with the Offering (the “Registrable Shares”). The Registration Rights Agreement provides that we will file a “resale” registration statement (the “Initial Registration Statement”) covering all of the Registrable Shares within six months of the date of the Registration Rights Agreement and that such Initial Registration Statement shall be declared effective within nine months of the date of the Registration Rights Agreement, subject to certain limitations. Further, the Company has agreed to pay the Investor specified cash payments as partial liquidated damages in the event the Initial Registration Statement is not declared effective by the Securities and Exchange Commission with the specified timeframe.

Policies and Procedures Regarding Review, Approval, or Ratification of Related Person Transactions

The Audit Committee is responsible for reviewing and approving the terms and conditions of all related person transactions. In carrying out its responsibilities, the Audit Committee reviews and considers information regarding the related person transaction as it deems appropriate under the circumstances, which may include information such as the related person’s interest in the transaction, the approximate dollar value involved in the transaction, whether the transaction was undertaken in the ordinary course of business, whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party and the purpose of, and the potential benefits to us of, the transaction. The Audit Committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is not inconsistent with our best interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 31, 2013, with respect to the beneficial ownership of our common stock, Series A Preferred Stock and Series C Preferred Stock held by: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock, Series A Preferred Stock or Series C Preferred Stock; (ii) each director; (iii) each of our Named Executive Officers (which for purposes of this Proxy Statement means those executive officers listed in the Summary Compensation table in this Proxy Statement) and (iv) all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Shares of our capital stock subject to options or warrants currently exercisable or exercisable within 60 days of March 31, 2013 are deemed to be outstanding for calculating the percentage of outstanding shares of the person holding those options or warrants, but are not deemed outstanding for calculating the percentage of any other person. Percentage of beneficial ownership of our common stock, Series A Preferred Stock and Series C Preferred Stock is based upon 43,132,745 shares of our common stock, 50 shares of our Series A Preferred Stock, and 1,550 shares of our Series C Preferred Stock outstanding as of March 31, 2013, respectively. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is c/o IGI Laboratories, Inc., 105 Lincoln Avenue, Buena, New Jersey 08310.

	Common Stock		Series A Preferred Stock (1)		Series C Preferred Stock (2)
Names of Beneficial Owners	Number	Percentage of Common Stock	Number	Percentage of Series A Preferred Stock	Number	Percentage of Series C Preferred Stock	Percentage of Combined Voting Power of IGI (3)
5% Stockholders

Signet Healthcare Partners (4) (5)	16,031,006	37.17%	—	—	675 (5)	43.50%	36.39%
Amzak Capital Management, LLC (6)	4,261,076	9.88%	—	—	—	—	9.22%
Stephen J. Morris (7)	2,843,849	6.59%	—	—	—	—	6.15%
Frank Gerardi (8)	3,300,401	7.65%	—	—	—	—	7.14%
Edward B. Hager, M.D. & Jane Hager (9)	2,932,147	6.80%	—	—	50	3.20%	6.52%

Other Current Directors and Executive Officers Named in the Summary Compensation Table
Jason Grenfell-Gardner (10)	35,000	0.08%	—	—	—	—	0.08%
Joyce Erony (4)(11)	16,113,855	37.31%	—	—	675	43.50%	34.00%
James Gale (4)(12)	16,225,630	37.54%	—	—	675	43.50%	34.18%
Narendra Borkar(13)	105,000	0.24%	—	—	—	—	0.00%
Michael Hemric (14)	98,522	0.23%	—	—	—	—	0.05%
Bhaskar Chaudhuri (15)	60,000	0.14%	—	—	—	—	0.00%
Jenniffer Collins (16)	75,000	0.17%	—	—	—	—	0.00%

All current executive officers and directors as a group (7 persons) (4)(5)(10)(11)(12)(13)(14)(15)(16)	16,682,001	38.33%	—	—	675 (5)	43.50%	36.51%

*  Less than 1%

(1)

For matters on which the holders of Series A Preferred Stock vote together as a single class with the holders of common stock and Series C Preferred Stock, each holder of shares of our Series A Preferred Stock is entitled to a number of votes for each share of Series A Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series A Preferred Stock is then convertible. Currently, each share of Series A Preferred Stock is convertible into 10,000 shares of our common stock. Such conversion ratio may be adjusted from time to time pursuant to customary adjustment features as set forth in the Certificate of

Designation for the Series A Preferred Stock. The holders of our Series A Preferred Stock would vote as a separate class with respect to any change to the rights, designations, and preferences of the Series A Preferred Stock. On all other matters, holders of our common stock, Series A Preferred Stock and Series C Preferred Stock will vote together as a single class. As of March 31, 2013 and April 9, 2013, holders of our Series A Preferred Stock are entitled to an aggregate of 500,000 votes.

(2)

For matters on which the holders of Series C Preferred Stock vote together as a single class with the holders of common stock and Series A Preferred Stock, each holder of shares of our Series C Preferred Stock is entitled to a number of votes for each share of Series C Preferred Stock held by such holder equal to the number of shares of common stock into which such share of Series C Preferred Stock is then convertible. As of March 31, 2013, each share of Series C Preferred Stock was convertible into shares of common stock equal to (i) 1,000 plus any accrued and unpaid dividends, divided by (ii) $0.69. Such conversion ratio may be adjusted from time to time pursuant to customary adjustment features as set forth in the Certificate of Designation for the Series C Preferred Stock. As long as any shares of C Preferred Stock are outstanding, without the affirmative vote or consent of the holders of at least a majority of the shares of Series C Preferred Stock, voting separately as a class, we shall not (i) authorize, create, or issue any class or series of capital stock ranking, either as to payment of dividends, distributions of assets upon liquidation or otherwise, or redemptions, prior to or on parity with the Series C Preferred Stock and (ii) authorize any redemptions or repurchases of common stock, or repurchase or redeem any common stock, except in limited circumstances, for repurchases or redemptions of common stock from employees upon their termination of employment with us. As of April 9, 2013, holders of our Series C Preferred Stock were entitled to an aggregate of 2,587, 333 votes.

(3)

The percentage of the combined voting power of IGI set forth in this column represents the voting power of the stockholder as of April 9, 2013 and is based on 43,132,745 shares of common stock outstanding as of
April 9, 2013 and entitled to 43,132,745 votes, 50 shares of Series A Preferred Stock outstanding as of
April 9, 2013 and entitled to 500,000 votes and 1,550 shares of Series C Preferred Stock outstanding as of April 9, 2013 and entitled to 2,587,333 votes.

(4)

Information is partially based on a Schedule 13D filed on December 11, 2012. Includes securities held directly by Life Sciences Opportunities Fund (Institutional) II, L.P. (“LOF Institutional”) and Life Sciences Opportunities Fund II, L.P. (“LOF” and collectively with LOF Institutional, the “Funds”) and indirectly by Signet Healthcare Partners, LLC (“General Partner”), the general partner of each of the Funds, James C. Gale, a director of ours, and the chief investment officer, a manager and member of the General Partner, the controlling member of the General Partner, SMW Investments I, LLC (“SMW”), Joyce Erony, a director of ours and a managing director of the General Partner. The General Partner, Mr. Gale, SMW and Ms. Erony disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein, if any. The address of each filer is Carnegie Hall Tower, 152 West 57th Street, 19th Floor, New York, NY 10019, except SMW, which is 600 Travis, Suite 5900, Houston, Texas 77002. Includes 338,182 shares of Common Stock issuable upon exercise of a stock purchase warrant at a price of $1.21 per share expiring on December 8, 2015, held by SMW.

(5)

Includes 102 shares of Series C Preferred Stock held by LOF and 573 shares of Series C Preferred Stock held by LOF Institutional.

(6)

Information is based on a Schedule 13G filed on January 15, 2013.

(7)

Information is partially based on a Form 4 filed on July 7, 2009.  Includes 2,546,855 shares which Mr. Morris owns jointly with his wife and 200 shares owned directly by his wife.  Excludes 160,765 shares, which are owned by Mr. Morris’ children as Mr. Morris disclaims beneficial ownership of such shares due to his children’s attainment of the age of majority.

(8)

Information is based on a Schedule 13G amendment filed on February 6, 2013.  Includes 3,300,401 shares of common stock held by Univest Management Inc. Employee Profit Sharing Plan.  Mr. Gerardi serves as the trustee of such plan and all shares owned by such plan are for the benefit of Mr. Gerardi.  Mr. Gerardi possesses sole power to vote and direct the disposition of all of the securities held by the Univest Management Inc. Employee Profit Sharing Plan.

(9)

Information is based on a Schedule 13G filed on February 12, 2013.  Information includes (i) 13,103 shares of common stock held directly by Ms. Hager, (ii) 200,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after March 31, 2013, (iii) 681,139 shares of common stock and 50 shares of Series C Convertible Preferred Stock held by the Jane E. Hager Trust of 1990, (iv) 818,393 shares of common stock held by the Hager Family Trust.  Jane E. Hager and Edward B. Hager are co-trustees of the Hager Family Trust and share voting and dispositive power over the shares held by the trust and (iv) 1,219,512 shares of common stock are held by Pinnacle Mountain Partners, LLC of which Edward B. Hager and Mrs. Hager share voting and investment power.  Mrs. Hager acts as sole trustee and has sole voting and dispositive power over the shares held by the Jane E. Hager Trust of 1990.

(10)

Includes 25,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after March 31, 2013.

(11)

Includes 22,849 shares of common stock held by Ms. Erony and 60,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after March 31, 2013.

(12)

Includes 14,624 shares of common stock held by Mr. Gale and 90,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after March 31, 2013.

(13)

Includes 105,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after March 31, 2013.

(14)

Includes 23,522 shares of common stock held by Mr. Hemric and 75,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after March 31, 2013.

(15)

Includes 60,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after March 31, 2013.

(16)

Includes 75,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after March 31, 2013.

_______________________________

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

Any proposal that a stockholder intends to present at the 2014 Annual Meeting of Stockholders must be submitted to our Secretary at our corporate offices, 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310, no later than December 31, 2013, in order to be considered for inclusion in the Proxy Statement relating to that meeting and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

In accordance with our current bylaws, for a proposal of a stockholder to be raised from the floor and presented at our 2014 Annual Meeting of Stockholders, other than a stockholder proposal intended to be included in our Proxy Statement and submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices, together with all supporting documentation required by our bylaws, not earlier than February 21, 2014 and not later than March 25, 2014; provided, however, that in the event that the date of the annual meeting is more than 60 days before or more than 60 days after May 22, 2014, notice by the stockholders must be so received not earlier than the 90th day prior to the annual meeting and not later than the later of the 60th day prior to the annual meeting or the 15th day following the day on which public announcement of the date of the meeting is first made by us. Stockholder proposals should be addressed to our Secretary at our corporate offices, 105 Lincoln Avenue, Buena, New Jersey 08310.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person being solicited by this Proxy Statement, upon the written request of any such person, a copy of our annual report on Form 10-K for the year ended December 31, 2012, including the financial statements and the financial statement schedules included therein.  All such requests should be directed to IGI Laboratories, Inc., Investor Relations, 105 Lincoln Avenue, Buena, NJ  08310.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting other than that described above.  However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to those persons for whom they hold shares and request instructions for voting the proxies.  We will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements.  This means that only one copy of our Proxy Statement and Notice of Internet Availability of Proxy Materials may have been sent to multiple stockholders in your household.  Householding is designed to reduce duplicate mailings and save significant printing and postage costs.  If you receive a household mailing this year and would like to receive additional copies of this Proxy Statement and Notice of Internet Availability of Proxy Materials, please call us at 1-856-697-1441, or email us at JennifferCollins@IGILabs.com or send a written request to IGI Laboratories, Inc., Investor Relations, 105 Lincoln Avenue, PO Box 687, Buena, NJ  08310.  If you want to receive separate copies of the Proxy Statement and Notice of Internet Availability of Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING.  WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE.  PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,

Jenniffer Collins, Secretary

May 3, 2013

2013 ANNUAL MEETING OF STOCKHOLDERS OF

IGI LABORATORIES, INC.

May 22, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2013:
The Notice of Annual Meeting, Proxy Statement and 2012 Form 10-K are available on the Company's website at
http://www.igilabs.com/investor-relations/annual-reports

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

■ 20630303004000000000 0                                               052213

THE BOARD OF DIRECTORS RECOMMENTS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2,
“FOR” PROPOSAL 3, “FOR” PROPOSAL 4 AND “1 YEAR” IN PROPOSAL 5
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN
BLUE OR BLACK INK AS SHOWN HERE   ☒

1. Election of Directors: ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	NOMINEES: O Narendra N. Borkar O Bhaskar Chaudhuri O Joyce Erony O James Gale O Michael Hemric	2. Proposal to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to a total of 60,000,000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR ALL EXCEPT (See instructions below)	O Jason Grenfell-Gardner	3, Proposal to ratify the selection of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2013.	☐	☐	☐

4.

Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●	5. Proposal to approve, on an advisory basis, the frequency of holding an advisory vote on the compensation of the Company’s named executive officers.	1 year ☐	2years ☐	3years ☐	4years ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE SHARES REPRESENTED WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4 AND "1 YEAR" IN PROPOSAL 5 AND IN ACCORDANCE WITH THE PROXIES' DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Stockholder ______________________  Date:_________   Signature of Stockholder______________________  Date: :_________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

IGI LABORATORIES, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 22, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
IGI LABORATORIES, INC.

The undersigned, having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint(s) Jenniffer Collins and Nadya Lawrence, and each of them, attorneys and proxies of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the 2013 Annual Meeting of Stockholders of IGI Laboratories, Inc. (the "Company") to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017, on Wednesday, May 22, 2013, at 10:00 a.m. local time, and at any adjourned sessions thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

(Continued and to be signed on the reverse side.)

COMMENTS:

14475 ■